Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 2 TO THE CREDIT AGREEMENT

THIS AMENDMENT NO. 2 TO THE CREDIT AGREEMENT, dated June 15, 2016 (this “Amendment”), is entered into by and among SUNRUN INC., a Delaware corporation (“Sunrun”), AEE SOLAR, INC., a California corporation (“AEE Solar”), SUNRUN SOUTH LLC, a Delaware limited liability company (“Sunrun South”), and SUNRUN INSTALLATION SERVICES INC., a Delaware corporation (“Sunrun Installation Services” and, together with Sunrun, AEE Solar and Sunrun South, each, a “Borrower” and, collectively, the “Borrowers”), CLEAN ENERGY EXPERTS, LLC, a California limited liability company (“CEE” and, together with the Borrowers, each, a “Loan Party” and, collectively, the “Loan Parties”), and each of the Persons identified as a “Lender” on the signature pages hereto (each, a “Lender”) and acknowledged by CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as the Administrative Agent (the “Administrative Agent”), and SILICON VALLEY BANK, as the Collateral Agent (the “Collateral Agent”) and as the L/C Issuer.

RECITALS

WHEREAS, the Borrowers entered into the Credit Agreement, dated as of April 1, 2015 (as amended from time to time, the “Credit Agreement”), by and among the Borrowers, CEE, as a Guarantor, the Administrative Agent, the Lenders party thereto, Silicon Valley Bank, as the Collateral Agent, and Credit Suisse Securities (USA) LLC, as the Lead Arranger and Book Runner;

WHEREAS, pursuant to Section 11.01 of the Credit Agreement, no amendment to the Credit Agreement is effective unless executed by the Borrowers or the applicable Loan Party, as the case may be, and at least two (2) Lenders having Total Credit Exposures representing more than 50% of the Total Credit Exposures of all Lenders and acknowledged by the Administrative Agent;

WHEREAS, certain of the amendments in this Amendment will change or otherwise modify the eligibility criteria, eligible asset classes, reserves or sublimits in respect of the Borrowing Base and are intended to increase availability under the Borrowing Base, and the written consent of the Supermajority Lenders is required for such amendments pursuant to Section 11.01(m) of the Credit Agreement;

WHEREAS, this Amendment is not otherwise prohibited by Section 11.01 of the Credit Agreement;

WHEREAS, the Lenders party to this Amendment (the “Supermajority Lenders”) have Total Credit Exposures representing more than 66 2/3% of the Total Credit Exposures of all Lenders under the Credit Agreement;

WHEREAS, the Borrowers and the Supermajority Lenders desire to amend the Credit Agreement on the terms set forth herein;

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

WHEREAS, each of the Administrative Agent and the Collateral Agent by execution of this Amendment is providing its acknowledgement required under Section 11.01 of the Credit Agreement;

WHEREAS, pursuant to Section 2.15 of the Credit Agreement, the Borrowers have requested Incremental Facilities which will, in the aggregate, increase the Facility by $40,000,000;

WHEREAS, NY Green Bank, a division of the New York State Energy Research & Development Authority (“NY Green Bank”), has agreed to become a Lender under the Credit Agreement with a Commitment of $[***] (the “NYGB Increase”);

WHEREAS, Silicon Valley Bank has agreed to increase its Commitment by $[***]  (the “SVB Increase”); and

WHEREAS, the Revolving Increase Effective Date in connection with the NYGB Increase and the SVB Increase will occur simultaneously with the Amendment Effective Date (as defined below).

NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE 1
DEFINITIONS

1.01Definitions.  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

1.02Rules of Interpretation.  The rules of interpretation set forth in Section 1.02 of the Credit Agreement shall apply to this Amendment.  Solely for purposes of convenience, an amendment to an existing provision of the Credit Agreement is shown in this Amendment with the text that is deleted from the provision (indicated textually in the same manner as the following example: ~~deleted text~~) and the text that is added to the provision (indicated textually in the same manner as the following example: double-underlined text).

ARTICLE 2
AMENDMENTS

2.01Additional Definitions.  The following new definitions are added to Section 1.01 of the Credit Agreement (in proper alphanumeric order):

“Adjusted Applicable Percentage” means, with respect to any Lender at any time with respect to any Revolving Borrowing or any risk participation in any L/C Credit Extension (including the obligation to make any L/C Advance in connection with such L/C Credit Extension), such Lender’s Adjusted Applicable Percentage determined in accordance with the provisions of Section 2.01(c) and subject to adjustment as provided in Sections 2.14 and 2.15.

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

“Convertible Debt” means any unsecured Indebtedness of any Borrower or any of its Subsidiaries which by its terms may be converted into or exchanged for Equity Interests of such Borrower or any such Subsidiary at the option of such Borrower, any such Subsidiary or the holder of such Indebtedness.

“Letter of Credit Notice” means a notice of a request for an L/C Credit Extension, pursuant to Section 2.03(a), which shall be substantially in the form of Exhibit T and shall include the Letter of Credit Application for such L/C Credit Extension.

“NYGB” means NY Green Bank, a division of the New York State Energy Research & Development Authority.

“NYGB Borrowing Base” means, as of any date of determination, the appraised fair market value of the Eligible Project Back-Log attributable to [***].

“NYGB Borrowing Base Availability” means, as of any date of determination, the difference of the NYGB Borrowing Base minus NYGB’s Revolving Exposure at such time.

“NYGB Borrowing Base Deficiency” means, at the time a Revolving Loan is to be made by NYGB or a participation in an L/C Credit Extension is to be purchased by NYGB, the failure of the amount of the NYGB Borrowing Base Availability at such time to equal or exceed the amount of such Revolving Loan or such participation in the L/C Credit Extension.  Such determination shall be made based on the most recently delivered Borrowing Base Certificate and NYGB’s Revolving Exposure as reflected in the Register.

“NY Project” means a Project located in the State of New York with respect to which the PV System has an aggregate installed footprint for solar arrays of [***].

“SREC Transaction” means any contract or agreement for the sale of SRECs, or for the financing of any SREC agreements.

“Unadjusted Applicable Percentage” means with respect to any Lender at any time, the percentage (carried out to the ninth decimal place) represented by such Lender’s Commitment at such time, subject to adjustment as provided in Sections 2.14 and 2.15.  If the Commitment of all of the Lenders to make Revolving Loans and the obligation of the L/C Issuer to make L/C Credit Extensions have been terminated pursuant to Section 8.02, or if the Commitments have expired, then the Unadjusted Applicable Percentage of each Lender shall be determined based on the Unadjusted Applicable Percentage of such Lender most recently in effect, giving effect to any subsequent assignments.  The Unadjusted Applicable Percentage of each Lender is set forth opposite the name of such Lender on Schedule 1.01(b) or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, or in any documentation executed by such Lender pursuant to Section 2.15, as applicable.

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

2.02Amendments to Definitions.

(a)  The “Applicable Percentage” definition set forth in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following text:

“Applicable Percentage” means with respect to any Lender at any time~~, the percentage (carried out to the ninth decimal place) of the Facility represented by such Lender’s Commitment at such time,~~ with respect to any Revolving Borrowing or any risk participation in any L/C Credit Extension (including the obligation to make any L/C Advance in connection with such L/C Credit Extension), such Lender’s Unadjusted Applicable Percentage or such Lender’s Adjusted Applicable Percentage, as the case may be, determined in accordance with the provisions of Section 2.01(c) and subject to adjustment as provided in ~~Section 2.14.  If the Commitment of all of the Lenders to make Revolving Loans and the obligation of the L/C Issuer to make L/C Credit Extensions have been terminated pursuant to Section 8.02, or if the Commitments have expired, then the Applicable Percentage of each Lender in respect of the Facility shall be determined based on the Applicable Percentage of such Lender in respect of the Facility most recently in effect, giving effect to any subsequent assignments.  The Applicable Percentage of each Lender in respect of the Facility is set forth opposite the name of such Lender on Schedule 1.01(b) or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, or in any documentation executed by such Lender pursuant to Section 2.15, as applicable.~~Sections 2.14 and 2.15.

(b)  The “Applicable Revolving Percentage” definition set forth in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following text:

“Applicable Revolving Percentage” means, with respect to any Lender at any time with respect to any Revolving Borrowing or any risk participation in any L/C Credit Extension (including the obligation to make any L/C Advance in connection with such L/C Credit Extension), such Lender’s Applicable Percentage ~~in respect of the Facility at such time~~.

(c)  The “Base Rate” definition set forth in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following text:

“Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 0.50%, (b) the rate of interest in effect for such day as ~~publicly announced~~determined from time to time by Administrative Agent as its prime rate (the “Prime Rate”) and notified to the Borrowers and (c) the Eurodollar Rate plus 1.00%. The Prime Rate is a rate set by the Administrative Agent based upon various factors including the Administrative Agent’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such ~~announced~~ rate.  Any change in the Prime Rate ~~announced by the Administrative Agent~~ shall take effect at the opening of business on the day ~~specified in the announcement~~ of such change.  Any change in the Base Rate due to a change in the Prime Rate, the Federal Funds Rate or the Eurodollar Rate shall be effective

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

on the effective date of such change in the Prime Rate, the Federal Funds Rate or the Eurodollar Rate, as the case may be.

(d)  The “Business Day” definition set forth in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following text:

“Business Day” means ~~any day other than a Saturday, Sunday or~~the hours between 9:00 a.m. and 4:00 p.m., Eastern time, Monday through Friday, other than the following days: (a) New Year’s Day, Dr. Martin Luther King, Jr. Day, Washington’s Birthday (celebrated on President’s Day), Memorial Day, the day before Independence Day, Independence Day, Labor Day, Columbus Day, Veterans’ Day, the day before and after Thanksgiving Day, Thanksgiving Day, Christmas Eve, Christmas Day and New Year’s Eve, (b) any other day on which ~~commercial~~ banks are required or authorized by Law to close ~~under the Laws of, or are in fact closed in, the state where the Administrative Agent’s Office is located and, if such day relates to~~in New York State, (c) a legal holiday in the State of New York or California, (d) solely for purposes of any Eurodollar Rate Loan, ~~means any such day that is also~~ a London Banking Day~~.~~ and (e) any day on which commercial banks and the U.S. Federal Reserve Bank are authorized or required to be closed in any of the foregoing states.  For purposes hereof, if any day listed above as a day on which a bank is closed falls on a Saturday or Sunday, such day is celebrated on either the prior Friday or the following Monday.

(e)  The “Excluded Subsidiaries” definition set forth in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following text:

“Excluded Subsidiaries” means (i) those direct or indirect subsidiaries of Sunrun (a) in which Sunrun owns Equity Interests of less than fifty-one percent (51%), (b) that own, lease or finance (or any Subsidiary that is formed for such purpose) no assets other than specific Projects and related assets that are financed as a pool in a manner that is non-recourse to any of the Loan Parties (other than with respect to Guarantees of certain limited obligations of the Excluded Subsidiaries to which such Excluded Subsidiaries are party and which are not in respect of Indebtedness for borrowed money), (c) whose sole assets consist of Equity Interests in Excluded Subsidiaries of the type described in the foregoing clause (b), or (d) created for or encumbered by ~~transactions involving the sale of SREC’s~~SREC Transactions, and in ~~each case~~the case of those subsidiaries described in clause (b), where either (A) committed financing or equity contribution proceeds are included in the calculation of Available Take-Out or (B) Tax Equity Commitments have been fully deployed and which Tax Equity Commitments are no longer included in the calculation of Available Take-Out, or (ii) any existing or future acquired or formed Immaterial Subsidiary.

(f)  The “Fronting Exposure” definition set forth in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following text:

“Fronting Exposure” means, with respect to the L/C Issuer, at any time there is a Lender that is a Defaulting Lender ~~that is a Lender, with respect to the L/C Issuer,~~ , the

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

aggregate amount of such Defaulting Lender’s respective Applicable Percentage of ~~the~~each outstanding L/C ~~Obligations~~Obligation other than L/C Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof.

(g)  The “Net Retained Value” definition set forth in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following text:

“Net Retained Value” means, as of a given date of determination, the present value, discounted at six percent (6%), of all remaining customer cash flows under a Host Customer Agreement, reduced by:

(a)For Tax Equity Partnerships subject to HLBV accounting (i.e., Partnership Flip Structures and complex Inverted Lease Structures), estimated future cash distributions to the Tax Equity Investor;

(b)Estimated operating expenses;

(c)Estimated major maintenance expenses;

(d)For simple Inverted Lease Structures, the GAAP financing liability recorded on the most recent (i) Audited Financial Statements or (ii) quarterly unaudited financial statements of Sunrun (reduced by investor cash on deposit in the Tax Equity Partnership, if any, and ITCs from assets funded but not in service); and

(e)The GAAP carrying value of all non-recourse or unsecured Indebtedness, other than Indebtedness associated with SREC Transactions, recorded on the most recent (i) Audited Financial Statements or (ii) quarterly unaudited financial statements of Sunrun; provided, that any additional Indebtedness shall be calculated on a Pro Forma Basis.

Net Retained Value will only be comprised of Projects that are deployed to Tax Equity Partnerships. No value will be ascribed to either customer renewal value or Projects in the Project Back-Log.

Customer cash flows under Host Customer Agreements shall include the sum of the remaining contracted cash payments that customers are expected to pay over the initially contracted term of such Host Customer Agreements for systems installed or placed into a Project Fund as of the measurement date.  This amount shall include Customer Prepayments contractually owing to the Borrowers, an Excluded Subsidiary or a Project Fund but uncollected.  Operating expenses and major maintenance expenses shall be estimated consistent with the most recent engineering report issued and relied upon in connection with a non-recourse debt financing of Sunrun.

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

(h)  The “Request for Credit Extension” definition set forth in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following text:

“Request for Credit Extension” means (a) with respect to a Borrowing, conversion or continuation of Revolving Loans, a Loan Notice and, (b) with respect to an L/C Credit Extension, a Letter of Credit ~~Application~~Notice.

2.03Amendment to Section 2.01.  Section 2.01 of the Credit Agreement is hereby amended by inserting at the end thereof the following text as a new subsection (c):

(c)Adjustments to Applicable Percentages.

(i)Except as set forth in Section 2.01(c)(ii) and Section 2.01(c)(iii), the Applicable Percentage of each Lender with respect to a Revolving Borrowing shall be such Lender’s Unadjusted Applicable Percentage.

(ii)Except as set forth in Section 2.01(c)(iii) with respect to an Unreimbursed Amount, the obligation of NYGB to make any Revolving Loan shall not exceed the amount of NYGB Borrowing Base Availability at the time such Revolving Loan is to be made.  In the event that as a result of the preceding sentence the amount of such Revolving Loan to be made by NYGB is less than NYGB’s Unadjusted Applicable Percentage of the applicable Revolving Borrowing requested in the applicable Loan Notice:

(A) NYGB’s Applicable Percentage of such Revolving Borrowing shall be the percentage (carried out to the ninth decimal place) determined by dividing the amount of the Revolving Loan that can then be made by NYGB by the total amount of the Revolving Borrowing to be made in accordance with the provisions of this Section 2.01(c)(ii) (such percentage to be NYGB’s Adjusted Applicable Percentage with respect to such Revolving Borrowing); and

(B) the Applicable Percentage of each Lender other than NYGB with respect to such Revolving Borrowing shall be the percentage (carried out to the ninth decimal place) determined by dividing (1) an amount equal to such Lender’s pro rata share (determined based on the Unadjusted Applicable Percentage of such Lender divided by the sum of the Unadjusted Applicable Percentages of all Lenders other than NYGB) of (x) the amount of such Revolving Borrowing requested in the applicable Loan Notice minus (y) the amount of the Revolving Loan to be made by NYGB in accordance with the provisions of Section 2.01(c)(ii)(A) by (2) the amount of such Revolving Borrowing requested in the applicable Loan Notice; provided, however, that in no event shall the amount in clause (1) cause such Lender’s Revolving Exposure (after giving effect to such Revolving Borrowing) to exceed such Lender’s Commitment (such percentage to be such Lender’s Adjusted Applicable Percentage with respect to such Revolving Borrowing).

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

(iii)For purposes of Section 2.03(c), a Lender’s Applicable Percentage with respect to (x) such Lender’s risk participation in a Letter of Credit shall be a percentage equal to the Applicable Percentage of such Lender determined in accordance with Section 2.01(c)(i) or Section 2.01(c)(ii) as if a Revolving Borrowing in an amount equal to the amount available to be drawn under such Letter of Credit, determined in accordance with Section 1.06, had been requested to be made at the time of the issuance of such Letter of Credit or of the most recent L/C Credit Extension increasing the amount of such Letter of Credit, and (y) any Unreimbursed Amount with respect to a Letter of Credit shall be equal to such Lender’s Applicable Percentage determined in accordance with clause (x) of this sentence.  For the avoidance of doubt, the Lenders’ Applicable Percentages under clause (x) of the preceding sentence shall be recalculated at the time of any L/C Credit Extension that increases the amount of such Letter of Credit based on the amount of the Letter of Credit as so increased.

2.04Amendment to Section 2.02(a).  Section 2.02(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following text:

(a)Notice of Borrowing.  Each Borrowing, each conversion of Loans from one Type to the other, and each continuation of Eurodollar Rate Loans shall be made upon the Borrowers’ irrevocable notice to the Administrative Agent, which may be given by telephone; provided that, in the case of any Borrowing, telephonic notice may be given only if the Applicable Percentage of each Lender with respect to such Borrowing will be its Unadjusted Applicable Percentage.  Each such notice must be received by the Administrative Agent not later than 11:00 a.m. (i) ~~three~~four (~~3~~4) Business Days prior to the requested date of any Borrowing of, conversion to or continuation of Eurodollar Rate Loans or of any conversion of Eurodollar Rate Loans to Base Rate Loans, and (ii) on the requested date of any Borrowing of Base Rate Loans; provided, however, that if the Borrower wishes to request Eurodollar Rate Loans having an Interest Period other than one (1), two (2), three (3) or six (6) months in duration as provided in the definition of “Interest Period”, the applicable notice must be received by the Administrative Agent not later than 11:00 a.m. ~~four~~five (~~4~~5) Business Days prior to the requested date of such Borrowing, conversion or continuation, whereupon the Administrative Agent shall give prompt notice to the Appropriate Lenders of such request and determine whether the requested Interest Period is acceptable to all of them.  Not later than 11:00 a.m., ~~three~~four (~~3~~4) Business Days before the requested date of such Borrowing, conversion or continuation, the Administrative Agent shall notify the Borrowers (which notice may be by telephone) whether or not the requested Interest Period has been consented to by all the Lenders.  Each telephonic notice by the Borrowers pursuant to this Section 2.02(a) must be confirmed promptly by delivery to the Administrative Agent of a written Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrowers.  Each Borrowing of, conversion to or continuation of Eurodollar Rate Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof.  Except as provided in Sections 2.03(c), each Borrowing of or conversion to Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof.  Each Loan Notice (whether telephonic or written) shall specify (A) the Facility and whether the

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Borrowers are requesting a Borrowing, a conversion of Loans from one Type to the other, or a continuation of Loans, as the case may be, under such Facility, (B) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (C) the principal amount of Loans to be borrowed, converted or continued, (D) the Type of Loans to be borrowed or to which existing Loans are to be converted, (E) if applicable, the duration of the Interest Period with respect thereto ~~and~~, (F) which of the Borrowers is or are making the request in the Loan Notice, (G) the Borrowing Base applicable to the requested Borrowing, (H) the NYGB Borrowing Base applicable to the requested Borrowing, (I) the amount of the NYGB Borrowing Base Availability, (J) whether the Lenders will be required to fund the requested Borrowing based on the respective Unadjusted Applicable Percentage or Adjusted Applicable Percentage, (K) each Lender’s Applicable Percentage of the requested Borrowing and (L) each Lender’s Revolving Exposure after giving effect to the requested Borrowing.  If the Borrowers fail to specify a Type of Loan in a Loan Notice or if the Borrowers fail to give a timely notice requesting a conversion or continuation, then the applicable Loans shall be made as, or converted to, Base Rate Loans.  Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurodollar Rate Loans.  If the Borrowers request a Borrowing of, conversion to, or continuation of Eurodollar Rate Loans in any such Loan Notice, but fail to specify an Interest Period, it will be deemed to have specified an Interest Period of one (1) month~~.~~.

2.05Amendment to Section 2.03(a)(i).  Section 2.03(a)(i) of the Credit Agreement is hereby deleted in its entirety and replaced with the following text:

(i)Subject to the terms and conditions set forth herein, (A) the L/C Issuer agrees, in reliance upon the agreements of the Lenders set forth in this Section, (1) from time to time on any Business Day during the period from the Closing Date until thirty (30) days prior to the Maturity Date, to issue Letters of Credit in Dollars for the account of any Borrower, and to amend Letters of Credit previously issued by it, in accordance with Section 2.03(b), and (2) to honor drawings under the Letters of Credit; and (B) the Lenders severally agree to participate in Letters of Credit issued for the account of any Borrower and any drawings thereunder in an amount up to their respective Applicable Percentage of such Letter of Credit; provided that, after giving effect to any L/C Credit Extension with respect to any Letter of Credit, (x) the Total Outstandings shall not exceed the lesser of the Facility and the Borrowing Base, (y) the Revolving Exposure of any Lender shall not exceed such Lender’s Commitment, and (z) the Outstanding Amount of the L/C Obligations shall not exceed the Letter of Credit Sublimit.  Each request by any Borrower for the issuance or amendment of a Letter of Credit shall be deemed to be a representation by such Borrower that the L/C Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence.  Within the foregoing limits, and subject to the terms and conditions hereof, any Borrower’s ability to obtain Letters of Credit shall be fully revolving, and accordingly such Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed.  Each Existing Letter of Credit is deemed to be a Letter of Credit issued hereunder for all purposes of this Agreement and the other Loan Documents.

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

2.06Amendments to Sections 2.03(b)(i), (ii) and (iv).  Sections 2.03(b)(i), (ii) and (iv) of the Credit Agreement are hereby deleted in their entirety and replaced with the following text, respectively:

(i)Each Letter of Credit shall be issued or amended, as the case may be, upon the request of any Borrower delivered to the L/C Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit ~~Application~~Notice, appropriately completed and signed by a Responsible Officer of such Borrower.  Such Letter of Credit ~~Application~~Notice may be sent by fax transmission, by United States mail, by overnight courier, by electronic transmission using the system provided by the L/C Issuer, by personal delivery or by any other means acceptable to the L/C Issuer.  Such Letter of Credit ~~Application~~Notice must be received by the L/C Issuer and the Administrative Agent not later than 11:00 a.m. at least ~~two~~three (~~2~~3) Business Days (or such later date and time as the Administrative Agent and the L/C Issuer may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be.  In the case of a request for an initial issuance of a Letter of Credit, the Letter of Credit Application included in such Letter of Credit ~~Application~~Notice shall specify in form and detail satisfactory to the L/C Issuer:  (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; (G) the purpose and nature of the requested Letter of Credit; and (H) such other matters as the L/C Issuer may require.  In the case of a request for an amendment of any outstanding Letter of Credit, the Letter of Credit Application included in such Letter of Credit ~~Application~~Notice shall specify in form and detail satisfactory to the L/C Issuer (1) the Letter of Credit to be amended; (2) the proposed date of amendment thereof (which shall be a Business Day); (3) the nature of the proposed amendment; and (4) such other matters as the L/C Issuer may require.  Additionally, such Borrower shall furnish to the L/C Issuer and the Administrative Agent a Letter of Credit Notice and such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Issuer Documents, as the L/C Issuer or the Administrative Agent may require. Each Letter of Credit Notice shall specify (A) the Borrowing Base applicable to the requested Letter of Credit, (B) the NYGB Borrowing Base applicable to the requested Letter of Credit, (C) each Lender’s Revolving Exposure that will result after giving effect to the issuance of the requested Letter of Credit, (D) whether Lenders will be required to purchase their respective participation in the requested Letter of Credit based on their respective Unadjusted Applicable Percentage or Adjusted Applicable Percentage, (E) the amount of the participation to be purchased by each Lender in the requested Letter of Credit and (F) each Lender’s Applicable Percentage of the requested Letter of Credit.

(ii)Promptly after receipt of any Letter of Credit ~~Application~~Notice, the L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit ~~Application~~Notice from such Borrower and, if not, the L/C Issuer will provide the Administrative Agent with a

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

copy thereof.  Unless the L/C Issuer has received written notice from any Lender, the Administrative Agent or any Loan Party, at least ~~one~~two (~~1~~2) Business ~~Day~~Days prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Article IV shall not then be satisfied, then, subject to the terms and conditions hereof, the L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of such Borrower or enter into the applicable amendment, as the case may be, in each case in accordance with the L/C Issuer’s usual and customary business practices.  Immediately upon the issuance of each Letter of Credit, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Lender’s Applicable Revolving Percentage times the amount of such Letter of Credit.

(iv)If such Borrower so requests in the Letter of Credit Application included in any applicable Letter of Credit ~~Application~~Notice, the L/C Issuer may, in its sole discretion, agree to issue a standby Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that, any such Auto-Extension Letter of Credit must permit the L/C Issuer to prevent any such extension at least once in each twelve (12) month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such twelve (12) month period to be agreed upon at the time such Letter of Credit is issued.  Unless otherwise directed by the L/C Issuer, such Borrower shall not be required to make a specific request to the L/C Issuer for any such extension.  Once an Auto-Extension Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) the L/C Issuer to permit the extension of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided, however, that the L/C Issuer shall not permit any such extension if (A) the L/C Issuer has determined that it would not be permitted, or would have no obligation at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of clause (ii) or (iii) of Section 2.03(a) or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is seven (7) Business Days before the Non-Extension Notice Date (1) from the Administrative Agent that the Required Lenders have elected not to permit such extension or (2) from the Administrative Agent, any Lender or such Borrower that one or more of the applicable conditions specified in Section 4.02 is not then satisfied, and in each such case directing the L/C Issuer not to permit such extension.

2.07Amendments to Sections 2.03(c)(i), (iii) and (v).  Sections 2.03(c)(i), (iii) and (v) of the Credit Agreement are hereby deleted in their entirety and replaced with the following text, respectively:

(i)Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the L/C Issuer shall notify the Borrower and the Administrative Agent thereof.  Not later than 11:00 a.m. on the date of any payment by the L/C Issuer under a Letter of Credit (each such date, an “Honor Date”), such Borrower shall

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reimburse the L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing.  If such Borrower fails to so reimburse the L/C Issuer by such time, the Administrative Agent shall promptly notify each Lender of the Honor Date, the amount of the unreimbursed drawing (the “Unreimbursed Amount”), and the amount of such Lender’s Applicable Revolving Percentage thereof.  In such event, such Borrower shall be deemed to have requested a Revolving Borrowing of Base Rate Loans to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Base Rate Loans, but subject to the ~~amount of the unutilized portion of the Commitments and the~~ conditions set forth in Section 4.02 (other than the delivery of a Loan Notice and the existence of a Borrowing Base Deficiency or a NYGB Borrowing Base Deficiency).  Any notice given by the L/C Issuer or the Administrative Agent pursuant to this Section 2.03(c)(i) may be given by telephone if immediately confirmed in writing; provided that, the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

(iii)With respect to any Unreimbursed Amount that is not fully refinanced by a Revolving Borrowing of Base Rate Loans because the conditions set forth in Section 4.02 (other than the delivery of a Loan Notice and the existence of a Borrowing Base Deficiency or a NYGB Borrowing Base Deficiency) cannot be satisfied or for any other reason, such Borrower shall be deemed to have incurred from the L/C Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate.  In such event, each Lender’s payment to the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.03(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this Section.

(v)Each Lender’s obligation to make Revolving Loans or L/C Advances to reimburse the L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.03(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the L/C Issuer, any Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default; or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Lender’s obligation to make Revolving Loans pursuant to this Section 2.03(c) is subject to the conditions set forth in Section 4.02 (other than delivery by any Borrower of a Loan Notice and the existence of a Borrowing Base Deficiency or a NYGB Borrowing Base Deficiency).  If, on any date of determination, a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, each Lender shall remain obligated to reimburse the L/C Issuer for any drawings made during the period after the expiry date of such Letter of Credit even if such Letter of Credit is extended beyond the Maturity Date of the Facility.  No such making of an L/C Advance shall relieve or otherwise impair the obligation of any

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Borrower to reimburse the L/C Issuer for the amount of any payment made by the L/C Issuer under any Letter of Credit, together with interest as provided herein.

2.08Amendment to Section 2.03(d)(ii).  Section 2.03(d)(ii) of the Credit Agreement is hereby deleted in its entirety and replaced with the following text:

(ii)If any payment received by the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.03(c)(i) is required to be returned under any of the circumstances described in Section 11.05 (including pursuant to any settlement entered into by the L/C Issuer in its discretion), each Lender shall pay to the Administrative Agent for the account of the L/C Issuer ~~its Applicable Revolving Percentage thereof~~, on demand of the Administrative Agent, such Lender’s pro rata share thereof (determined based upon such Lender’s Applicable Revolving Percentage used to determine the applicable payment made by such Lender pursuant to Section 2.03(c)(i)), plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the Federal Funds Rate from time to time in effect.  The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.

2.09Amendment to Section 2.03(h).  Section 2.03(h) of the Credit Agreement is hereby deleted in its entirety and replaced with the following text:

(h)  Letter of Credit Fees.  Each Borrower shall pay to the Administrative Agent for the account of each Lender, subject to Section 2.14, in proportion to its Applicable Revolving Percentage with respect to each Letter of Credit, a Letter of Credit fee (the “Letter of Credit Fee”) for each Letter of Credit issued pursuant to this Section 2.03 equal to the Applicable Rate times the aggregate face amount available to be drawn under such Letter of Credit.  For purposes of computing the aggregate face amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06.  Letter of Credit Fees shall be due and payable quarterly in arrears on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand.

2.10Amendment to Section 2.04(a)(i).  Section 2.04(a)(i) of the Credit Agreement is hereby deleted in its entirety and replaced with the following text:

(i)The Borrowers may, upon notice to the Administrative Agent, at any time or from time to time voluntarily prepay any Revolving ~~Loans~~Borrowing in whole or in part without premium or penalty; provided that, (A) such notice must be received by the Administrative Agent not later than 11:00 a.m. (1) ~~three~~four (~~3~~4) Business Days prior to any date of prepayment of Eurodollar Rate Loans and (2) ~~on the~~one (1) Business Day prior to any date of prepayment of Base Rate Loans; (B) any prepayment of Eurodollar Rate Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof; and (C) any prepayment of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the

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entire principal amount thereof then outstanding.  Each such notice shall specify the Revolving Borrowing(s) being prepaid, the date and amount of such prepayment and the Type(s) of Loans to be prepaid and, if Eurodollar Rate Loans are to be prepaid, the Interest Period(s) of such Loans.  The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s ratable portion of such prepayment (determined based on such Lender’s Applicable Percentage in respect of ~~the relevant Facility~~each Revolving Borrowing (or portion thereof) being prepaid).  If such notice is given by the Borrowers, the Borrowers shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.  Any prepayment of principal shall be accompanied by all accrued interest on the amount of the Revolving Borrowing(s) being prepaid, together with any additional amounts required pursuant to Section 3.05.  Subject to Section 2.14, such prepayments shall be paid to the Lenders in accordance with their respective ~~Applicable Percentages in respect of the Facility~~Revolving Loans being prepaid.

2.11Amendment to Section 2.04(b)(iii).  Section 2.04(b)(iii) of the Credit Agreement is hereby deleted in its entirety and replaced with the following text:

(iii)Application of Other Payments.  Except as otherwise provided in Section 2.14, prepayments of the Facility made pursuant to this Section 2.04(b), first, shall be applied ratably to the L/C Borrowings, second, shall be applied ratably to the outstanding Revolving ~~Loans~~Borrowings, and, third, shall be used to Cash Collateralize the remaining L/C Obligations.  Upon the drawing of any Letter of Credit that has been Cash Collateralized, the funds held as Cash Collateral shall be applied (without any further action by or notice to or from the Borrowers or any other Loan Party or any Defaulting Lender that has provided Cash Collateral) to reimburse the L/C Issuer or the Lenders, as applicable.

Within the parameters of the applications set forth above, prepayments pursuant to this Section 2.04(b) shall be applied first to Revolving Borrowings that consist of Base Rate Loans and then to Revolving Borrowings that consist of Eurodollar Rate Loans in direct order of Interest Period maturities.  All prepayments under this Section 2.04(b) shall be subject to Section 3.05, but otherwise without premium or penalty, and shall be accompanied by interest on the principal amount prepaid to the date of prepayment.  Each Lender’s pro rata share of a prepayment of a Revolving Borrowing shall equal such Lender’s Applicable Revolving Percentage of such Revolving Borrowing.

2.12Amendments to Sections 2.05(a) and (b).  Sections 2.05(a) and (b) of the Credit Agreement are hereby deleted in their entirety and replaced with the following text, respectively:

(a)  Optional.  The Borrowers may, upon notice to the Administrative Agent, terminate the Facility or the Letter of Credit Sublimit, or from time to time permanently reduce the Facility or the Letter of Credit Sublimit; provided that (i) any such notice shall be received by the Administrative Agent not later than 11:00 a.m. five (5) Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $10,000,000 or any whole multiple of $1,000,000 in excess thereof

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and (iii) the Borrowers shall not terminate or reduce (A) the Facility if, after giving effect thereto and to any concurrent prepayments hereunder, the Total Outstandings would exceed the Facility or the Revolving Exposure of any Lender would exceed such Lender’s Commitment or (B) the Letter of Credit Sublimit if, after giving effect thereto, the Outstanding Amount of L/C Obligations not fully Cash Collateralized hereunder would exceed the Letter of Credit Sublimit.  If after giving effect to any reduction or termination of Commitments under this Section 2.05, the Letter of Credit Sublimit exceeds the Facility at such time, the Letter of Credit Sublimit shall be automatically reduced by the amount of such excess.

(b)  Application of Commitment Reductions; Payment of Fees.  The Administrative Agent will promptly notify the Lenders of any termination or reduction of the Letter of Credit Sublimit or the Commitments under this Section 2.05.  Upon any reduction of the Commitments, the Commitment of each Lender shall be reduced by such Lender’s Unadjusted Applicable ~~Revolving~~ Percentage of such reduction amount, the Facility shall be reduced as to such amount and any Commitment Fees accruing with respect thereto shall be calculated based on the reduced Facility.  All fees in respect of the Facility accrued until the effective date of any termination of the Facility shall be paid on the effective date of such termination.

2.13Amendment to Section 2.06.  Section 2.06 of the Credit Agreement is hereby deleted in its entirety and replaced with the following text:

Section 2.06Repayment of Loans.

The Borrowers shall repay to the Lenders on the Maturity Date for the Facility the aggregate principal amount of all Revolving Loans and all L/C Borrowings outstanding on such date.

2.14Amendment to Section 2.08(a).  Section 2.08(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following text:

(a)  Commitment Fee.  The Borrowers shall pay to the Administrative Agent for the account of each Lender ~~in accordance with its Applicable Revolving Percentage,~~ a commitment fee (the “Commitment Fee”) equal to the Applicable Rate times the actual daily amount by which ~~the Facility~~such Lender’s Commitment exceeds the sum of (i) the Outstanding Amount of such Lender’s Revolving Loans and (ii) the Outstanding Amount of such Lender’s L/C Obligations, subject to adjustment as provided in Section 2.14.  The Commitment Fee shall accrue at all times during the Availability Period, including at any time during which one or more of the conditions in Article IV is not met, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the last day of the Availability Period for the Facility.

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2.15Amendment to Section 2.11(a).  Section 2.11(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following text:

(a)  General.  All payments to be made by the Borrowers shall be made free and clear of and without condition or deduction for any counterclaim, defense, recoupment or setoff.  Except as otherwise expressly provided herein, all payments by the Borrowers hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent’s Office in Dollars and in immediately available funds not later than 2:00 p.m. on the date specified herein.  The Administrative Agent will promptly distribute to each Lender its ~~Applicable Percentage in respect of the relevant Facility (or other applicable share as provided herein)~~ ratable share of such payment in like funds as received by wire transfer to such Lender’s Lending Office.  All payments received by the Administrative Agent after 2:00 p.m. shall be deemed received on the next succeeding Business Day (in the Administrative Agent’s sole discretion) and any applicable interest or fee shall continue to accrue.  Subject to Section 2.06 and as otherwise specifically provided for in this Agreement, if any payment to be made by the Borrowers shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.

2.16Amendment to Section 2.12.  Section 2.12 of the Credit Agreement is hereby deleted in its entirety and replaced with the following text:

Section 2.12Sharing of Payments by Lenders.

If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of (a) Obligations in respect of any of the Facility due and payable to such Lender hereunder and under the other Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations due and payable to such Lender at such time to (ii) the aggregate amount of ~~the~~such Obligations ~~in respect of the Facility~~ due and payable to all Lenders hereunder and under the other Loan Documents at such time) of payments on account of the Obligations in respect of the Facility due and payable to all Lenders hereunder and under the other Loan Documents at such time obtained by all the Lenders at such time or (b) Obligations in respect of any of the Facility owing (but not due and payable) to such Lender hereunder and under the other Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations owing (but not due and payable) to such Lender at such time to (ii) the aggregate amount of ~~the~~such Obligations ~~in respect of the Facility~~ owing (but not due and payable) to all Lenders hereunder and under the other Loan Documents at such time) of payments on account of the Obligations in respect of the Facility owing (but not due and payable) to all Lenders hereunder and under the other Loan Documents at such time obtained by all of the Lenders at such time, then, in each case under clauses (a) and (b) above, the Lender receiving such greater proportion shall (A) notify the Administrative Agent of such fact, and (B) purchase (for cash at face value) participations in the Loans and subparticipations in L/C Obligations of the other Lenders,

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or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of Obligations in respect of the Facility then due and payable to the Lenders or owing (but not due and payable) to the Lenders, as the case may be, provided that:

(1)if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and

(2)the provisions of this Section shall not be construed to apply to (x) any payment made by or on behalf of the Borrowers pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), (y) the application of Cash Collateral provided for in Section 2.13, or (z) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or subparticipations in L/C Obligations to any assignee or participant, other than an assignment to any Loan Party or any Affiliate thereof (as to which the provisions of this Section shall apply).

Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Loan Party in the amount of such participation.

2.17Amendments to Sections 2.14(a)(ii) and (iv).  Sections 2.14(a)(ii) and (iv) of the Credit Agreement are hereby deleted in their entirety and replaced with the following text, respectively:

(ii)Defaulting Lender Waterfall.  Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VIII or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 11.08 shall be applied at such time or times as may be determined by the Administrative Agent as follows:  first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a ~~pro rata~~ratable basis of any amounts owing by such Defaulting Lender to the L/C Issuer hereunder; third, to Cash Collateralize the L/C Issuer’s Fronting Exposure with respect to such Defaulting Lender in accordance with Section 2.13; fourth, as the Borrowers may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrowers, to be held in a deposit account and released

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~~pro rata~~necessary in order to (A) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (B) Cash Collateralize the L/C Issuer’s future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with Section 2.13; sixth, to the payment of any amounts owing to the Lenders or the L/C Issuer as a result of any judgment of a court of competent jurisdiction obtained by any Lender or the L/C Issuer against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrowers as a result of any judgment of a court of competent jurisdiction obtained by the Borrowers against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise as may be required under the Loan Documents in connection with any Lien conferred thereunder or directed by a court of competent jurisdiction; provided that, if (1) such payment is a payment of the principal amount of any Loans or L/C Borrowings in respect of which such Defaulting Lender has not fully funded its appropriate share, and (2) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and L/C Obligations owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C Obligations owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in L/C Obligations are held by the Lenders pro rata in accordance with ~~the Commitments hereunder~~their respective Applicable Percentages of such Loans and funded and unfunded participations in L/C Obligations without giving effect to Section 2.14(a)(v).  Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.14(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.

(iv)Reallocation of Applicable Revolving Percentages to Reduce Fronting Exposure.  All or any part of such Defaulting Lender’s participation in L/C Obligations shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Applicable Revolving Percentages (calculated without regard to such Defaulting Lender’s ~~Commitment~~Applicable Revolving Percentage) but only to the extent that (A) the conditions set forth in Section 4.02 are satisfied at the time of such reallocation (and, unless the Borrowers shall have otherwise notified the Administrative Agent at such time, the Borrowers shall be deemed to have represented and warranted that such conditions are satisfied at such time), and (B) such reallocation does not cause the aggregate Revolving Exposure of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Commitment.  No reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased ~~exposure~~Revolving Exposure following such reallocation.

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

2.18Amendment to Section 2.14(b).  Section 2.14(b) of the Credit Agreement is hereby deleted in its entirety and replaced with the following text:

(b)  Defaulting Lender Cure.  If the Borrowers, the Administrative Agent and the L/C Issuer agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit to be held on a pro rata basis by the Lenders in accordance with their Applicable ~~Percentages~~Percentage of each such Loan and each such funded and unfunded participation in a Letter of Credit (without giving effect to Section 2.14(a)(iv)), whereupon such Lender will cease to be a Defaulting Lender; provided that, no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrowers while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

2.19Amendments to Sections 2.15(a), (d) and (e).  Sections 2.15(a), (d) and (e) of the Credit Agreement are hereby deleted in their entirety and replaced with the following text, respectively:

(a)  Request for Increase.  Provided there exists no Default, upon notice to the Administrative Agent (which shall promptly notify the Lenders), the Borrowers may from time to time, request an increase in the Facility (“Incremental Facility”) so long as the Facility, after taking into account all such requests, does not exceed an aggregate principal amount of $~~250,000,000~~300,000,000; provided that (i) any such request for an Incremental Facility shall be in a minimum aggregate principal amount of $10,000,000 and in increments of $5,000,000 in excess thereof, and (ii) the Borrowers may make a maximum of ~~three (3) such requests~~two (2) such requests; provided, however, that any such request that occurs within ninety (90) days after the most recent request shall not be deemed an additional request.  At the time of sending such notice, the Borrower (in consultation with the Administrative Agent) shall specify the time period within which each Lender is requested to respond.

(d)Effective Date and Allocations.  If the Facility is increased in accordance with this Section, the Administrative Agent and the Borrowers shall determine the effective date (the “Revolving Increase Effective Date”) and the final allocation of such increase.  The Administrative Agent shall promptly notify the Borrowers, the Lenders and the New Lenders of the final allocation of such increase and the Revolving Increase Effective Date.  The Unadjusted Applicable Percentages shall be recalculated in

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accordance with the final allocation of such increase to the extent that the final allocation of such increase is nonratable among the Lenders.

(e)Conditions to Effectiveness of Increase.  As a condition precedent to such increase, the Borrowers shall deliver to the Administrative Agent a certificate of each Loan Party dated as of the Revolving Increase Effective Date (in sufficient copies for each Lender) signed by a Responsible Officer of such Loan Party (i) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase, and (ii) in the case of each Borrower, certifying that, immediately before and after giving effect to the Incremental Facility, (A) the representations and warranties contained in Article V and the other Loan Documents are, (x) with respect to representations and warranties that contain a materiality qualification, true and correct in all respects, and (y) with respect to representations and warranties that do not contain a materiality qualification, true and correct in all material respects, in each case, on and as of the Revolving Increase Effective Date (or if such representations and warranties expressly relate to an earlier date, as of such earlier date), and except that, for purposes of this Section 2.15, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01, (B) no Default exists, (C) all financial covenants in Section 7.11 would be satisfied on a Pro Forma Basis on the Revolving Increase Effective Date and for the most recent determination period, after giving effect to any such Incremental Facility (and assuming such Incremental Facility were fully drawn), (D) the maturity date of the Loans in respect of any portion of such Incremental Facility shall be no earlier than the Maturity Date of the Facility, (E) the average life to maturity of the Loans in respect of such Incremental Facility shall be no shorter than the remaining average life to maturity of the Facility, and (F) all fees and expenses owing in respect of such increase to the Administrative Agent and the Lenders shall have been paid.  The Borrowers shall deliver or cause to be delivered any other customary documents (including, without limitation, legal opinions) as reasonably requested by the Administrative Agent in connection with any Incremental Facility.  The Borrowers shall borrow from each New Lender and from each Lender increasing its Commitment on the Revolving Increase Effective Date, and such Lenders shall make, Revolving Loans to the Borrowers (in the case of Eurodollar Rate Loans, with Eurodollar Rate(s) applying to the Interest Period(s) ending on the date(s) of any then outstanding Interest Period(s)), and the Borrowers shall prepay any Revolving Loans outstanding on the Revolving Increase Effective Date (and pay any additional amounts required pursuant to Section 3.05) to the extent necessary to keep the outstanding Revolving Loans ratable with any revised Applicable Revolving Percentages arising from any nonratable increase in the Commitments under this Section.  Each Lender’s Applicable Percentage with respect to a Letter of Credit outstanding on the Revolving Increase Effective Date shall be recalculated in accordance with any revised Applicable Revolving Percentages arising from any nonratable increase in the Commitments under this Section.

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

2.20Amendment to Section 4.02(b).  Section 4.02(b) of the Credit Agreement is hereby deleted in its entirety and replaced with the following text:

(b)Default; Borrowing Base Deficiency; NYGB Borrowing Base Deficiency.  No Default or Borrowing Base Deficiency shall exist as of the date of such Credit Extension, or would result from such proposed Credit Extension or from the application of the proceeds thereof.  Solely with respect to NYGB’s obligation to honor the applicable Request for Credit Extension, no NYGB Borrowing Base Deficiency shall exist as of the date of such Credit Extension, or would result from such proposed Credit Extension.

2.21Amendment to Section 5.07.  Section 5.07 of the Credit Agreement is hereby deleted in its entirety and replaced with the following text:

Section 5.07  No Default ~~or~~, Borrowing Base Deficiency or NYGB Borrowing Base Deficiency.

Neither any Borrower nor any Subsidiary thereof is in default under or with respect to, or a party to, any Contractual Obligation that could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.   No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document.  No Borrowing Base Deficiency exists or would result from the consummation of the transactions contemplated by this Agreement.  Solely with respect to NYGB’s obligation to honor any Request for Credit Extension, no NYGB Borrowing Base Deficiency exists as of the date of any such proposed Credit Extension, or would result from any such proposed Credit Extension.

2.22Amendment to Section 6.02(m)(i).  Section 6.02(m)(i) of the Credit Agreement is hereby deleted in its entirety and replaced with the following text:

(i)As soon as available, but in any event within twenty (20) days after the end of each month, a Borrowing Base Certificate, together with a Back-Log Spreadsheet and a Take-Out Spreadsheet, providing, as of the end of the prior month, (A) megawatts installed, (B) megawatts added, (C) net megawatts backlog, (D) megawatts terminated, (E) the Borrowing Base, (F) the NYGB Borrowing Base, (G) the Revolving Exposure of NYGB and of each other Lender, (H) the NYGB Borrowing Base Availability, (I) the Total Outstandings, (~~G~~J) the Unencumbered Liquidity, (~~H~~K) any contracts that are ineligible for Tranching under any open Tax Equity Partnership (including the number, face value and reasons for rejection) and (~~I~~L) such other supporting information as reasonably requested by the Administrative Agent, the Collateral Agent or the Lenders, each prepared as at the end of such month, duly certified by a Responsible Officer that is the chief executive officer, chief financial officer, treasurer or controller of the Borrowers.  Notwithstanding the foregoing, in the event of a Borrowing Base Deficiency, for the period during which the Borrowing Base Deficiency exists, the Loan Parties shall deliver to the Administrative Agent, the Collateral Agent and the Lenders such Borrowing Base Certificate on a bi-weekly basis.

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

2.23Amendment to Section 7.01(s).  Section 7.01(s) of the Credit Agreement is hereby deleted in its entirety and replaced with the following text:

(s)Liens on SRECs or Liens in connection with any ~~contract or agreement for the sale of SRECs~~SREC Transaction; and

2.24Amendments to Section 7.02.

(a)  Section 7.02(c) of the Credit Agreement is hereby deleted in its entirety and replaced with the following text:

(c)Indebtedness in respect of Capitalized Leases, Synthetic Lease Obligations and purchase money obligations for fixed or capital assets within the limitations set forth in Section 7.01(i); provided, however, that the aggregate principal amount of all Indebtedness of the Loan Parties incurred in reliance on this clause (c) and clause (~~o~~p) below at any time outstanding shall not exceed $~~25,000,000~~40,000,000;

(b)  Section 7.02(i) of the Credit Agreement is hereby deleted in its entirety and replaced with the following text:

(i)  any Borrower’s limited guarantees, indemnification obligations and obligations to make capital contributions to or repurchase assets of the Excluded Subsidiaries (including Equity Interests of Excluded Subsidiaries) as required under the documents evidencing the Tax Equity Commitments, Backlever Financing, SREC Transactions, or System Refinancing, as the case may be, so long as (i) such indemnification and capital contribution obligations are not made in respect of obligations to repay debt for borrowed money and, (ii) if any Borrower is required to make a payment or contribution in connection with such obligations, after giving effect to such payment or contribution on a Pro Forma Basis, (x) the Loan Parties shall be in compliance with each of the financial covenants set forth in Section 7.11 and (y) no Borrowing Base Deficiency shall exist.

(c)  Section 7.02(o) of the Credit Agreement is hereby deleted in its entirety, renumbered as subsection (p) and replaced with the following text:

(p)other unsecured Indebtedness not contemplated by the above provisions, together with the aggregate principal amount of all Indebtedness incurred in reliance on clause (c) above at any time outstanding, in an aggregate principal amount not to exceed $~~25,000,000~~40,000,000 at any time outstanding.

(d)  Section 7.02 of the Credit Agreement is hereby amended by inserting the following text as new subsection (o):

(o)Convertible Debt having a maximum conversion price equal to [***] of the trading price; provided, however, that (i) the maturity date for any such Convertible Debt shall occur after the Maturity Date of the Facility, (ii) all financial covenants in Section 7.11 would be satisfied on a Pro Forma Basis on the date of issuance of any such

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Convertible Debt, after giving effect to such Convertible Debt (and assuming such Convertible Debt were fully drawn), and (iii) the aggregate principal amount of all Indebtedness of the Loan Parties incurred in reliance on this clause (o) at any time outstanding shall not exceed $150,000,000; and

2.25Amendment to Section 11.04(c).  Section 11.04(c) of the Credit Agreement is hereby deleted in its entirety and replaced with the following text:

(c)  Reimbursement by Lenders.  To the extent that the Loan Parties for any reason fail to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by it to the Administrative Agent or the Collateral Agent (or any sub-agent thereof), the L/C Issuer or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent or the Collateral Agent (or any such sub-agent), the L/C Issuer or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s share of the Total Credit Exposure at such time) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender~~), such payment to be made severally among them based on such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought~~), provided, further that, the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent or the Collateral Agent (or any such sub-agent) or the L/C Issuer in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent or the Collateral Agent (or any such sub-agent) or the L/C Issuer in connection with such capacity.  The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.11(d).

2.26Amendment to Section 11.06(b)(vi).  Section 11.06(b)(vi) of the Credit Agreement is hereby deleted in its entirety and replaced with the following text:

(vi)Certain Additional Payments.  In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrowers and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (A) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, the L/C Issuer or any Lender hereunder (and interest accrued thereon) and (B) acquire (and fund as appropriate) ~~its~~such Defaulting Lender’s full pro rata share of all ~~Loans~~Revolving Borrowings and participations in Letters of Credit in accordance with its Applicable Percentage of each Revolving Borrowing and of each participation in a Letter of Credit.  Notwithstanding the

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foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05 and 11.04 with respect to facts and circumstances occurring prior to the effective date of such assignment); provided that, except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.  Upon request, each Borrower (at its expense) shall execute and deliver a Revolving Note to the assignee Lender.  Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section.

2.27Amendment to Section 11.07.  Section 11.07 of the Credit Agreement is hereby amended by inserting at the end thereof the following text as a new subsection (e):

(e)  FOIL.  NOTWITHSTANDING ANY PROVISION OF THIS SECTION 11.07 TO THE CONTRARY, THE LOAN PARTIES ACKNOWLEDGE AND AGREE THAT ALL INFORMATION, IN ANY FORMAT, SUBMITTED TO NYGB SHALL BE SUBJECT TO AND TREATED IN ACCORDANCE WITH THE NYS FREEDOM OF INFORMATION LAW (“FOIL,” PUBLIC OFFICERS LAW, ARTICLE 6). PURSUANT TO FOIL, NYGB IS REQUIRED TO MAKE AVAILABLE TO THE PUBLIC, UPON REQUEST, RECORDS OR PORTIONS THEREOF WHICH IT POSSESSES, UNLESS THAT INFORMATION IS STATUTORILY EXEMPT FROM DISCLOSURE. THEREFORE, UNLESS THIS AGREEMENT SPECIFICALLY REQUIRES OTHERWISE, THE LOAN PARTIES SHOULD SUBMIT INFORMATION TO NYGB IN A NON-CONFIDENTIAL, NON-PROPRIETARY FORMAT. FOIL DOES PROVIDE THAT NYGB MAY DENY ACCESS TO RECORDS OR PORTIONS THEREOF THAT “ARE TRADE SECRETS OR ARE SUBMITTED TO AN AGENCY BY A COMMERCIAL ENTERPRISE OR DERIVED FROM INFORMATION OBTAINED FROM A COMMERCIAL ENTERPRISE AND WHICH IF DISCLOSED WOULD CAUSE SUBSTANTIAL INJURY TO THE COMPETITIVE POSITION OF THE SUBJECT ENTERPRISE.” [SEE PUBLIC OFFICERS LAW, § 87(2)(D)].

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

ACCORDINGLY, IF THIS AGREEMENT SPECIFICALLY REQUIRES SUBMISSION OF INFORMATION IN A FORMAT THE LOAN PARTIES CONSIDER A PROPRIETARY AND/OR CONFIDENTIAL TRADE SECRET, THE LOAN PARTIES SHALL FULLY IDENTIFY AND PLAINLY LABEL THE INFORMATION “CONFIDENTIAL” OR “PROPRIETARY” AT THE TIME OF DISCLOSURE.  BY SO MARKING SUCH INFORMATION, THE LOAN PARTIES REPRESENT THAT THE INFORMATION HAS ACTUAL OR POTENTIAL SPECIFIC COMMERCIAL OR COMPETITIVE VALUE TO THE COMPETITORS OF THE LOAN PARTIES.  WITHOUT LIMITATION, INFORMATION WILL NOT BE CONSIDERED CONFIDENTIAL OR PROPRIETARY IF IT IS OR HAS BEEN (I) GENERALLY KNOWN OR AVAILABLE FROM OTHER SOURCES WITHOUT OBLIGATION CONCERNING ITS CONFIDENTIALITY; (II) MADE AVAILABLE BY THE OWNER TO OTHERS WITHOUT OBLIGATION CONCERNING ITS CONFIDENTIALITY; OR (III) ALREADY AVAILABLE TO NYGB WITHOUT OBLIGATION CONCERNING ITS CONFIDENTIALITY. IN THE EVENT OF A FOIL REQUEST, IT IS NYGB’S POLICY TO CONSIDER RECORDS AS MARKED ABOVE PURSUANT TO THE TRADE SECRET EXEMPTION PROCEDURE SET FORTH IN 21 NEW YORK CODES RULES & REGULATIONS § 501.6 AND ANY OTHER APPLICABLE LAW OR REGULATION. HOWEVER, NYGB CANNOT GUARANTEE THE CONFIDENTIALITY OF ANY INFORMATION SUBMITTED. MORE INFORMATION ON FOIL, AND THE RELEVANT STATUTORY LAW AND REGULATIONS, CAN BE FOUND AT THE WEBSITE FOR THE COMMITTEE ON OPEN GOVERNMENT (HTTP://WWW.DOS.STATE.NY.US/COOG/FOIL2.HTML) AND NYGB’S REGULATIONS, PART 501.

2.28Amendments to Sections 11.14(b) and (c).  Sections 11.14(b) and (c) of the Credit Agreement are hereby deleted in their entirety and replaced with the following text, respectively:

(b)  SUBMISSION TO JURISDICTION.  THE BORROWERS AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY AGREE THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, THE L/C ISSUER, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO OR FOR THE RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY ~~AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK~~, AND ANY APPELLATE COURT ~~FROM ANY~~ THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY, IN ACCORDANCE WITH THE PROVISIONS OF NY CLS CPLR § 505, SUBMITS TO THE EXCLUSIVE GENERAL JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

HEARD AND DETERMINED IN SUCH NEW YORK STATE ~~COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL~~ COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT, ANY LENDER OR THE L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWERS OR ANY OTHER LOAN PARTY OR THEIR PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c)  WAIVER OF VENUE.  ~~THE BORROWERS AND EACH OTHER LOAN PARTY~~EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION 11.14.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

2.29Amendment to Article XI.  Article XI of the Credit Agreement is hereby amended by inserting at the end thereof the following text as a new Section 11.22:

Section 11.22  Iran Divestment Act.

In accordance with Section 2879-c of the Public Authorities Law, by signing this Agreement, each of the Borrowers certifies, for itself, each other Loan Party and their respective Affiliates, under penalty of perjury, to the best of its knowledge and belief, that none of the Borrowers, the other Loan Parties or any of their respective Affiliates is on the list created pursuant to paragraph (b) of subdivision 3 of section 165-a of the New York State Finance Law (See www.ogs.ny.gov/about/regs/ida.asp).

2.30Amendments to Exhibits.

(a)  Exhibit E of the Credit Agreement is hereby deleted in its entirety and replaced with the new Exhibit E attached hereto as Annex I.

(b)  Exhibit P of the Credit Agreement is hereby deleted in its entirety and replaced with the new Exhibit P attached hereto as Annex II.

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

(c)  The new Exhibit T attached hereto as Annex III is hereby inserted at the end of the Exhibits of the Credit Agreement.

2.31Amendments to Schedules.

(a)  Schedule 1.01(b) of the Credit Agreement is hereby deleted in its entirety and replaced with the new Schedule 1,01(b) attached hereto as Annex IV.

(b)  Schedule 5.21(d)(i) of the Credit Agreement is hereby deleted in its entirety and replaced with the new Schedule 5.21(d)(i) attached hereto as Annex V.

(c)  Schedule 5.21(g)(ii) of the Credit Agreement is hereby deleted in its entirety and replaced with the new Schedule 5.21(g)(ii) attached hereto as Annex VI.

(d)  Schedule 6.14(d)(i)(D) of the Credit Agreement is hereby deleted in its entirety and replaced with the new Schedule 6.14(d)(i)(D) attached hereto as Annex VII.

ARTICLE 3
INCREASED FACILITIES

3.01NYGB Increase.  Upon execution and delivery of the joinder agreement described in Section 5.01(g) below, on the Revolving Increase Effective Date, NY Green Bank shall become a Lender under the Credit Agreement with a Commitment of [***].

3.02SVB Increase.  SVB hereby increases its Commitment by an additional [***], effective as of the Revolving Increase Effective Date.

3.03Reallocations and Partial Prepayments.  Schedule A sets forth the reallocation of the Commitments and the Applicable Percentages of the Lenders, the partial prepayments of Revolving Loans outstanding, and the reallocation of the Lenders’ risk participation in Letters of Credit outstanding, in each case as required by Section 2.15(e) of the Credit Agreement in connection with the NYGB Increase and the SVB Increase on the Revolving Increase Effective Date and as of the Revolving Increase Effective Date.

3.04Accrued Interest.  Notwithstanding anything to the contrary in Section 2.04(b) of the Credit Agreement or otherwise, the parties hereto agree that any accrued interest in connection with the partial prepayments of Revolving Borrowings to be made to the Lenders as set forth on the Schedule A shall be paid to such Lenders on the first Interest Payment Date after the Revolving Increase Effective Date applicable to each such Revolving Borrowing.

3.05Collateral Access Agreements.  The Loan Parties shall be permitted to include as Eligible Inventory in the Borrowing Base Certificate to be delivered pursuant to Section 5.01(f) below any Inventory that does not satisfy clause (c)(i) of the “Eligible Inventory” definition as of the Amendment Effective Date; provided that the Loan Parties deliver to the Collateral Agent within ninety (90) days of the Amendment Effective Date a fully executed Collateral Access Agreement in connection with any property where such Inventory is located; provided, further, that the failure of the Loan Parties to do so shall constitute a Default and such Eligible Inventory

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

shall be excluded from the Borrowing Base until such time as the conditions such clause (c)(i) have been satisfied.

3.06Revolving Increase Effective Date.  The Revolving Increase Effective Date in connection with the NYGB Increase and the SVB Increase shall be the Amendment Effective Date.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES

Each Loan Party represents and warrants to each of the Lenders and the Administrative Agent, on the date hereof, that the following statements are true and correct:

4.01Existence.  Such Loan Party is duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization.

4.02Power and Authority.  Such Loan Party has the requisite power and authority to execute and deliver this Amendment.

4.03Due Authorization.  The execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate or limited liability company action on the part of such Loan Party.  The applicable resolutions of such Loan Party authorize the execution, delivery and performance of this Amendment by such Loan Party and are in full force and effect without modification or amendment.

4.04Binding Obligation.  This Amendment has been duly executed and delivered by such Loan Party, and this Amendment and the Credit Agreement, as amended by this Amendment, constitute the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with the terms of this Amendment and the Credit Agreement, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

4.05No Default or Event of Default.  As of the date hereof, no event has occurred and is continuing or would result from the consummation of the amendments contemplated by this Amendment that would constitute a Default or an Event of Default.

4.06Reallocations and Partial Prepayments.  The amounts set forth on Schedule A hereto are true and correct as of the date hereof and the amount of New York Borrowing Base Availability (as defined in Section 2.01 above) as of the date hereof is in excess of the sum of (i) the amount to be funded by NY Green Bank pursuant to Section 5.01(h) below and (ii) the amount of risk participation in existing Letters of Credit allocated to NY Green Bank as set forth on Schedule A.

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

ARTICLE 5
CONDITIONS PRECEDENT

5.01Conditions Precedent to Effectiveness.  The amendments contained in Article 2 of this Amendment shall not be effective until the date (such date, the “Amendment Effective Date”) that the following conditions precedent have been satisfied or waived by the Supermajority Lenders:

(a)  The Administrative Agent shall have received copies of this Amendment executed by the Borrower and the Supermajority Lenders, and acknowledged by the Administrative Agent and the Collateral Agent.

(b)  The Borrowers shall have paid all fees, costs and expenses of the Administrative Agent, the Collateral Agent and the Lenders incurred in connection with the execution and delivery of this Amendment (including third-party fees and out-of-pocket expenses of the Lenders’ counsel and fees of Collateral Agent’s counsel and other advisors or consultants retained by the Administrative Agent).

(c)  The Administrative Agent shall have received a certificate of a Responsible Officer of each Loan Party, dated the Amendment Effective Date, certifying the matters set forth in Section 2.15(e) of the Credit Agreement, in form and substance acceptable to the Administrative Agent.

(d)  The Administrative Agent shall have received a certificate of a Responsible Officer of each Loan Party dated the Amendment Effective Date, in form and substance acceptable to the Administrative Agent, attaching and certifying as true, correct and complete: (i) the Organization Documents of each Loan Party (which, to the extent filed with a Governmental Authority, shall be certified as of a recent date by such Governmental Authority), (ii) the resolutions or other authorizations of the governing body of each Loan Party certified as being in full force and effect on the Amendment Effective Date, authorizing the execution, delivery and performance of this Amendment and any instruments or agreements required hereunder, (iii) a certificate of good standing, existence or its equivalent of each Loan Party certified as of a recent date by the appropriate Governmental Authority and (iv) the incumbency (including specimen signatures) of the Responsible Officers of each Loan Party.

(e)  The Administrative Agent shall have received an opinion or opinions of counsel for the Loan Parties, dated the Amendment Effective Date and addressed to the Administrative Agent and the Lenders, in form and substance acceptable to the Administrative Agent.

(f)  The Administrative Agent and the Collateral Agent shall have received a Borrowing Base Certificate dated as of the Amendment Effective Date substantially in the form attached hereto as Annex II, calculated as of the close of business for fiscal month ending April 30, 2016, appropriately completed, duly certified by a Responsible Officer that is the chief executive officer, chief financial officer, treasurer or controller of the Borrowers.

(g)  NY Green Bank shall have delivered to the Borrowers and the Administrative Agent a duly executed joinder agreement, pursuant to which it shall become a Lender under the Credit

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Agreement with a Commitment of [***], in form and substance satisfactory to the Administrative Agent and its counsel.

(h)  The Administrative Agent shall have received from NY Green Bank immediately available funds in the amount of [***] and from Silicon Valley Bank immediately available funds in the amount of [***], to be applied by the Administrative Agent to make the partial prepayments set forth on Schedule A.

(i)  The Borrowers shall have delivered or caused to be delivered any other customary documents as reasonably requested by the Administrative Agent in connection with this Amendment, the NYGB Increase and the SVB Increase.

ARTICLE 6
GENERAL PROVISIONS

6.01Notices.  All notices and other communications given or made pursuant hereto shall be made as provided in the Credit Agreement.

6.02Severability.  In case any one or more of the provisions contained in this Amendment should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and the parties hereto shall enter into good faith negotiations to replace the invalid, illegal or unenforceable provision.

6.03Headings.  Section headings have been inserted in this Amendment as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Amendment and shall not be used in the interpretation of any provision of this Amendment.

6.04Governing Law.  This Amendment shall be governed by and construed in accordance with the law of the State of New York.

6.05Counterparts.  This Amendment may be signed in any number of counterparts and each counterpart shall represent a fully executed original as if signed by all of the parties listed below.

6.06Ratification.  Except as amended hereby, the Credit Agreement and the other Loan Documents remain in full force and effect.

6.07Amended Terms.  On and after the date hereof, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment.  The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Lenders, the Administrative Agent, the Collateral Agent or the Arranger under, the Credit Agreement or any other Loan Document.  Nothing contained in this Amendment shall be construed as a substitution or novation of the obligations of the Loan Parties outstanding under the Credit Agreement or instruments securing the same, which obligations shall remain in full force and effect, except to the extent that the terms thereof are modified by this Amendment.  Nothing

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expressed or implied in this Amendment shall be construed as a release or other discharge of the Loan Parties from any of their obligations or liabilities under the Credit Agreement or any other Loan Document.

6.08Loan Document.  This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

6.09Costs and Expenses; Indemnification; Reimbursement.  The parties hereto agree that this Amendment is subject to the costs and expenses, indemnification, reimbursement and related provisions set forth in Section 11.04 of the Credit Agreement.

6.10Submission to Jurisdiction; Waiver of Venue; Service of Process; Waiver of Jury Trial.  The submission to jurisdiction, waiver of venue, service of process and waiver of jury trial provisions set forth in Sections 11.14(b), (c) and (d) and 11.15 of the Credit Agreement, respectively, are hereby incorporated by reference, mutatis mutandis.

[SIGNATURE PAGES FOLLOW]

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

BORROWERS:	SUNRUN INC., a Delaware corporation
	By:	/s/ Bob Komin
	Name:	Bob Komin
	Title:	Chief Financial Officer

AEE SOLAR, INC., a California corporation
	By:	/s/ Bob Komin
	Name:	Bob Komin
	Title:	Chief Financial Officer

SUNRUN SOUTH LLC, a Delaware limited liability company
	By:	/s/ Bob Komin
	Name:	Bob Komin
	Title:	Chief Financial Officer

SUNRUN INSTALLATION SERVICES INC., a Delaware corporation
	By:	/s/ Bob Komin
	Name:	Bob Komin
	Title:	Chief Financial Officer

[Signature Page to Amendment No. 2 – Credit Agreement]

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

GUARANTOR:	CLEAN ENERGY EXPERTS, LLC, a California limited liability company
	By:	/s/ Mina Kim
	Name:	Mina Kim
	Title:	General Counsel

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent and Lender
By:	/s/ Mikhail Faybusovich
Name:	Mikhail Faybusovich
Title:	Authorized Signatory

By:	/s/ D. Andrew Maletta
Name:	D. Andrew Maletta
Title:	Authorized Signatory

[Signature Page to Amendment No. 2 – Credit Agreement]

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

MORGAN STANLEY SENIOR FUNDING, INC., as Lender
By:	/s/ Patrick Layton
Name:	Patrick Layton
Title:	Vice President

[Signature Page to Amendment No. 2 – Credit Agreement]

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

GOLDMAN SACHS BANK USA, as Lender
By:	/s/ Jerry Li
Name:	Jerry Li
Title:	Authorized Signatory

[Signature Page to Amendment No. 2 – Credit Agreement]

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

ROYAL BANK OF CANADA, as Lender
By:	/s/ Frank Lambrinos
Name:	Frank Lambrinos
Title:	Authorized Signatory

[Signature Page to Amendment No. 2 – Credit Agreement]

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

KEYBANK NATIONAL ASSOCIATION, as Lender
By:	/s/ Richard Gerling
Name:	Richard Gerling
Title:	Senior Vice President

[Signature Page to Amendment No. 2 – Credit Agreement]

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SILICON VALLEY BANK, as Collateral Agent, L/C Issuer and Lender
By:	/s/ Vince Otto
Name:	Vince Otto
Title:	VP

[Signature Page to Amendment No. 2 – Credit Agreement]

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

NY GREEN BANK, a division of the New York State Energy Research & Development Authority, as Lender
By:	/s/ Alfred Griffin
Name:	Alfred Griffin
Title:	President

[Signature Page to Amendment No. 2 – Credit Agreement]

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

ANNEX I

EXHIBIT E

TO CREDIT AGREEMENT

Form of
Loan Notice

TO:	Credit Suisse AG, Cayman Islands Branch, as Administrative Agent
RE:

Credit Agreement, dated as of April 1, 2015, by and among Sunrun Inc., a Delaware corporation, AEE Solar, Inc., a California corporation, Sunrun South LLC, a Delaware limited liability company, and Sunrun Installation Services Inc., a Delaware corporation (collectively, the “Borrowers”), the Guarantors, the Lenders, Credit Suisse AG, Cayman Islands Branch, as Administrative Agent, and Silicon Valley Bank, as Collateral Agent (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used and not otherwise defined herein shall have the meaning set forth in the Credit Agreement)

DATE:	[Date]

The undersigned hereby requests (select one):

☐	A Borrowing of the Revolving Loan
☐	A [conversion] or [continuation] of Revolving Loans

---

1.	On __________________ (the “Credit Extension Date”)
2.	In the amount of $__________________
3.	Comprised of: ☐ Base Rate Loans

☐      Eurodollar Rate Loans

4.	For Eurodollar Rate Loans: with an Interest Period of _____ months
5.	The Revolving Borrowing requested herein is subject to the most recently delivered Borrowing Base Certificate, dated as of ________, 20__ (the “Current Borrowing Base Certificate”).
6.	The Borrowing Base set forth in the Current Borrowing Base Certificate is $________________.

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

7.	The NYGB Borrowing Base set forth in the Current Borrowing Base Certificate is $_______________.
8.	The amount of the NYGB Borrowing Base Availability as of the Credit Extension Date is $______________.
9.	The Lenders will be required to fund the Revolving Borrowing requested herein based on:

☐Unadjusted Applicable Percentage

☐Adjusted Applicable Percentage

10.

Below sets forth each Lender’s Applicable Percentage of the Revolving Borrowing requested herein, the amount of such Revolving Borrowing corresponding to such Applicable Percentage and the amount of such Lender’s Revolving Exposure after giving effect to such Revolving Borrowing.

Lender	[Unadjusted] [Adjusted] Applicable Percentage	Amount of Revolving Borrowing	Revolving Exposure
Credit Suisse AG, Cayman Islands Branch
Morgan Stanley Senior Funding, Inc.
Goldman Sachs Bank USA
KeyBank National Association
Silicon Valley Bank
Royal Bank of Canada
Comerica Bank
NY Green Bank

The Revolving Borrowing requested herein complies with the proviso to the first sentence of Section 2.01(a) and the requirements of Section 2.01(c) of the Credit Agreement.

Each of the Borrowers hereby represents and warrants that the conditions specified in Section 4.02 of the Credit Agreement shall be satisfied on and as of the Credit Extension Date.

Delivery of an executed counterpart of a signature page of this notice by fax transmission or other electronic mail transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this notice.

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SUNRUN INC., a Delaware corporation, as Borrower
By:
Name:
Title:

AEE SOLAR, INC., a California corporation, as Borrower
By:
Name:
Title:

SUNRUN SOUTH LLC, a Delaware limited liability company, as Borrower
By:
Name:
Title:

SUNRUN INSTALLATION SERVICES INC., a Delaware corporation, as Borrower
By:
Name:
Title:

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

ANNEX II

EXHIBIT P

TO CREDIT AGREEMENT

Form of
Borrowing Base Certificate

TO:	Credit Suisse AG, Cayman Islands Branch, as Administrative Agent Silicon Valley Bank, as Collateral Agent
RE:

Credit Agreement, dated as of April 1, 2015, by and among Sunrun Inc., a Delaware corporation, AEE Solar, Inc., a California corporation, Sunrun South LLC, a Delaware limited liability company, and Sunrun Installation Services Inc., a Delaware corporation (collectively, the “Borrowers”), the Guarantors, the Lenders, Credit Suisse AG, Cayman Islands Branch, as Administrative Agent, and Silicon Valley Bank, as Collateral Agent (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used and not otherwise defined herein shall have the meaning set forth in the Credit Agreement)

DATE:	[Date]

This Borrowing Base Certificate (this “Certificate”) is submitted pursuant to Section 6.02(m) of the Credit Agreement.  Pursuant to the Collateral Documents, the Collateral Agent has been granted a security interest in all of the Collateral referred to in this Certificate and has a valid perfected first priority security interest in the Collateral, subject to Permitted Liens.  The undersigned certifies as follows:

1.	Exhibit A-1 attached hereto sets forth a true and accurate calculation of the Borrowing Base as of the close of business for the fiscal month ended [_____], 20[__].
2.	Exhibit A-2 attached hereto sets forth a true and accurate calculation of the NYGB Borrowing Base as of the close of business for the fiscal month ended [_____], 20[__].
3.	Attached hereto as Exhibit B-1 is a Back-Log Spreadsheet for the Project Back-Log relating to all Projects as of the close of business for the fiscal month ended [_____], 20[__].
4.	Attached hereto as Exhibit B-2 is a Back-Log Spreadsheet for the Project Back-Log relating to [***] as of the close of business for the fiscal month ended [_____], 20[__].
5.	Attached hereto as Exhibit C is a Take-Out Spreadsheet as of the close of business for the fiscal month ended [_____], 20[__].

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

6.	The following is true and accurate as of the close of business for the fiscal month ended [_____], 20[__].

(a) Borrowing Base	$__________
(b) Facility	$__________
(c) Aggregate Outstanding Amount of Revolving Loans	$__________
(d) Aggregate Outstanding Amount of L/C Obligations	$__________
(e) Sum of Item (c) plus Item (d)	$__________
(f) Difference of Item (b) minus Item (e)	$__________
(g) Borrowing Availability (lesser of Item (a) and Item (f))	$__________
7.	The following is true and accurate as of the close of business for the fiscal month ended [_____], 20[__].

(a) NYGB Borrowing Base	$__________
(b) NYGB’s Revolving Exposure	$__________
(c) NYGB Borrowing Base Availability (difference of Item (a) minus Item (b))	$__________
8.	The following Revolving Exposure of each Lender is true and accurate as of the close of business for the fiscal month ended [_____], 20[__].

(a) Credit Suisse AG, Cayman Islands Branch	$__________
(b) Morgan Stanley Senior Funding, Inc.	$__________
(c) Goldman Sachs Bank USA	$__________
(d) KeyBank National Association	$__________
(e) Silicon Valley Bank	$__________
(f) Royal Bank of Canada	$__________
(g) Comerica Bank	$__________
(h) NY Green Bank	$__________
9.	[A Borrowing Base Deficiency exists in an amount [in excess of] [equal to] [less than] twenty percent (20%) of the Borrowing Base, as set forth below.

(a) Difference of Item (e) minus Item (a)	$__________
(b) Product of 20% and Item (a)	$__________] [1]

[1]	Only applicable if Item (e) is greater than Item (a).

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

10.

[As of the close of business for the fiscal month ended [_____], 20[__], the Borrowers have $[_________] in unrestricted cash and deposit account balances with respect to which the Collateral Agent has obtained a perfected first priority Lien subject to no other Liens.][2]

11.

As of the close of business for the fiscal month ended [______], 20[__], (i) megawatts installed were [__________], (ii) megawatts added were [____________], (iii) net megawatts backlog was [__________], and (iv) megawatts terminated were [_________].

12.	As of the close of business for the fiscal month ended [______], 20[__], the Unencumbered Liquidity was $[________].
13.

Attached hereto as Exhibit D is a listing, as of the close of business for the fiscal month ended [_____], 20[__], of any contracts that have become ineligible for Tranching under any open Tax Equity Partnership (including the number, face value and reasons for rejection).

14.	As of the closing of business for the fiscal month ended [_____], 20[__], no Default or Event of Default has occurred or is continuing.

Delivery of an executed counterpart of a signature page of this Certificate by fax transmission or other electronic mail transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Certificate.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[2]	Only applicable if a Borrowing Base Deficiency exists in an amount equal to or less than twenty percent (20%) of the Borrowing Base.

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SUNRUN INC., a Delaware corporation, as Borrower
By:
Name:
Title:

AEE SOLAR, INC., a California corporation, as Borrower
By:
Name:
Title:

SUNRUN SOUTH LLC, a Delaware limited liability company, as Borrower
By:
Name:
Title:

SUNRUN INSTALLATION SERVICES INC., a Delaware corporation, as Borrower
By:
Name:
Title:

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit A-1

CALCULATION OF THE BORROWING BASE

1.	Eligible Project Back-Log (appraised fair market value) (see Attachment 1 hereto)	$_____________

2.	Product of [***] and Item 1	$_____________

3.	Eligible Take-Out (see Attachment 2 hereto)	$_____________

4.	Backlever Financing required to collateralize Item 10	$_____________

5.	Difference of Item 3 minus Item 4	$_____________

6.	Product of [***] and Item 5	$_____________

7.	Net Retained Value	$_____________

8.	Product of [***] and Item 7	$_____________

9.	Least of Item 2, Item 6 and Item 8	$_____________

10.	Committed but undrawn Backlever Financing proceeds for Projects that have been sold or contributed to a Project Fund or a Tax Equity Investor (and removed from Eligible Project Back-Log in Item 1)	$_____________

11.	Product of [***] and Item 10	$_____________

12.	Eligible Hawaii Tax Credit Receivables expected to be received on Projects that have achieved Milestone One	$_____________

13.	Product of [***] and Item 12[3]	$_____________

14.	Eligible Customer Upfront Payment Receivables expected to be received on Projects that have achieved Milestone One	$_____________

15.	Product of [***] and Item 14	$_____________

16.	Estimated final sale value of direct cash sale Projects in the Project Back-Log	$_____________

17.	Product of [***] and Item 16	$_____________

18.	Eligible Trade Accounts of AEE and SIS	$_____________

19.	Product of [***] and Item 18	$_____________

20.	Eligible Inventory for sale to third parties held by AEE	$_____________

21.	Product of [***] and Item 20[4]	$_____________

22.	Borrowing Base (sum of Item 9 plus Item 11 plus Item 13 plus Item 15 plus Item 17 plus Item 19 plus Item 21)	$_____________

[3]	Up to a maximum of $40,000,000.
[4]	Up to a maximum of $40,000,000.

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

ATTACHMENT 1

CALCULATION OF ELIGIBLE PROJECT BACK-LOG

1.	Project Back-Log for all Projects (see Back-Log Spreadsheet attached as Exhibit B-1)	$_____________

1(a). Terminated contracts for Projects $_____________

1(b). Cash sale Projects $_____________

2.

An incremental % of Projects for which the period of time during which the applicable customer can terminate the Host Customer Agreement has not yet expired, which incremental % shall be equal to the % which, when combined with the cancelled Projects previously excluded from the Project Backlog, would result in an overall cancellation rate of [***]% of the total value of Projects that have achieved Sunrun Sign-Off over the prior twelve (12) months

$_____________

3.	Projects which are purchased in cash by a customer (to the extent included in Project Back-Log)	$_____________

4.	Projects which are subject to any Lien other than (i) Liens in favor of the Collateral Agent and (ii) Liens thereon permitted under Section 7.01 of the Credit Agreement	$_____________

5.

Projects in which any Person other than a Loan Party shall have any ownership interest or any other interest or title, other than (i) any such interest or title of any customer pursuant to the Host Customer Agreement related thereto and (ii) Liens thereon permitted under Section 7.01 of the Credit Agreement

$_____________

6.	Projects that are not Tax Credit Eligible Projects	$_____________

7.

Projects the PV Systems related to which use solar photovoltaic panels or inverters that were obtained from, or are a product of, a manufacturer that has not been approved by any Tax Equity Investor or provider of Backlever Financing

$_____________

8.	Projects located in a state or locality that has not been approved by any Tax Equity Investor or provider of Backlever Financing	$_____________

9.	Projects for which any manufacturer’s warranty related to the photovoltaic panels and inverters related thereto is not in full force or effect or cannot be enforced by a Loan Party	$_____________

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

10.	Inactive Projects	$_____________

11.	To the extent applicable, Projects specifically identified to be Tranched in order to cure the True-Up Liability	$_____________

12.	Projects which have been identified for Tranching using Available Take-Out which is not Eligible Take-Out	$_____________

13.	Sum of Item 2 through Item 12	$_____________

14.	Eligible Project Back-Log (difference of Item 1 minus Item 13)	$_____________

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

ATTACHMENT 2

CALCULATION OF ELIGIBLE TAKE-OUT

1.	The aggregate amount of each Tax Equity Investor’s undrawn Tax Equity Commitment plus all drawn but unused amounts under such Tax Equity Commitment (see Take-Out Spreadsheet)	$_____________

2.	The aggregate amount of committed and undrawn Backlever Financing (see Take-Out Spreadsheet)	$_____________

3.	The aggregate amount of committed and undrawn financings acceptable to the Collateral Agent and the Required Lenders (and not otherwise covered by Items 1 and 2) (see Take-Out Spreadsheet)	$_____________

4.	Sum of Item 1 through Item 3	$_____________

5.

The aggregate amount of Available Take-Out provided by any Person (i) that has provided written notice that it disputes its obligation to fund such Available Take-Out, (ii) that generally made statements that it is unable to satisfy its funding obligations, or (iii) for which any Person may have any valid and asserted claim, demand, or liability whether by action, suit, counterclaim or otherwise against such Available Take-Out

$_____________

6.	The aggregate amount of Available Take-Out provided by a Person who is the subject of any action or proceeding of a type described in Section 8.01(f) of the Credit Agreement	$_____________

7.

The aggregate amount of set-off with respect to any Available Take-Out provided by a Person who has the right of offset with respect to any amounts owed to such Person by any Borrower or its Subsidiaries

$_____________

8.

The aggregate amount of any Available Take-Out with respect to which a Loan Party or any Subsidiary has given or received formal written notice that a default or event of default has occurred and is continuing under the documents governing the applicable Tax Equity Commitments or Backlever Financing, or has knowledge of the occurrence and continuation of such default or event of default but has not given such formal written notice; provided that this amount shall not include such Available Take-Out to the extent that (x) any default that has not become an event of default thereunder has been cured within the applicable cure period thereunder and (y) no Material Adverse Effect has resulted from such default; and provided, further, that this amount shall include such Available Take-Out solely to the extent that the Tax Equity Investor or the provider of Backlever Financing would, as a result of the continuation of such default or event of default, have the right to cease funding (unless such right to cease funding has been waived)

$_____________

9.	Sum of Item 5 through Item 8	$_____________

10.	Eligible Take-Out (difference of Item 4 minus Item 9)	$_____________

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit A-2

CALCULATION OF THE NYGB BORROWING BASE

1.	Project Back-Log for [***] (see Back-Log Spreadsheet attached as Exhibit B-2)	$_____________

1(a). Terminated contracts for [***] $_____________

1(b). Cash sale [***] $_____________

2.

An incremental % of [***] for which the period of time during which the applicable customer can terminate the Host Customer Agreement has not yet expired, which incremental % shall be equal to the % which, when combined with the cancelled [***] previously excluded from the Project Backlog, would result in an overall cancellation rate of [***] of the total value of [***] that have achieved Sunrun Sign-Off over the prior twelve (12) months

$_____________

3.	[***] which are purchased in cash by a customer (to the extent included in Project Back-Log)	$_____________

4.	[***] which are subject to any Lien other than (i) Liens in favor of the Collateral Agent and (ii) Liens thereon permitted under Section 7.01 of the Credit Agreement	$_____________

5.

[***] in which any Person other than a Loan Party shall have any ownership interest or any other interest or title, other than (i) any such interest or title of any customer pursuant to the Host Customer Agreement related thereto and (ii) Liens thereon permitted under Section 7.01 of the Credit Agreement

$_____________

6.	[***] that are not Tax Credit Eligible Projects	$_____________

7.

[***] the PV Systems related to which use solar photovoltaic panels or inverters that were obtained from, or are a product of, a manufacturer that has not been approved by any Tax Equity Investor or provider of Backlever Financing

$_____________

8.	[***] located in a state or locality that has not been approved by any Tax Equity Investor or provider of Backlever Financing	$_____________

9.	[***] for which any manufacturer’s warranty related to the photovoltaic panels and inverters related thereto is not in full force or effect or cannot be enforced by a Loan Party	$_____________

10.	[***] that are Inactive Projects	$_____________

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

11.	To the extent applicable, [***] specifically identified to be Tranched in order to cure the True-Up Liability	$_____________

12.	[***] which have been identified for Tranching using Available Take-Out which is not Eligible Take-Out	$_____________

13.	Sum of Item 2 through Item 12	$_____________

14.	NYGB Borrowing Base (difference of Item 1 minus Item 13)	$_____________

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit B-1

Form of
Back-Log Spreadsheet

Project Back-Log for all Projects
Total PV System Size (in kW)	Average PV System FMV (in $/W)[1]	Total PV System Value (in $)

1 - Insert amount as determined by the definition of PV System Value in the Credit Agreement

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit B-2

Form of
Back-Log Spreadsheet

Project Back-Log for [***]
Total PV System Size of [***] (in kW)	Average PV System FMV of [***] (in $/W)[1]	Total PV System Value for [***] (in $)

1 - Insert amount as determined by the definition of PV System Value in the Credit Agreement

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit C

Form of
Take-Out Spreadsheet

Available Take-Out

Fund	Investor / Backlever Financing Provider	Close Date	Commitment Amount	Total Investor Contributions	Total Unused Contributions	Remaining Undrawn Commitment

Total

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit D

[Listing of any contracts that have become ineligible for Tranching under any open Tax Equity Partnership (including the number, face value and reasons for rejection)]

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

ANNEX III

EXHIBIT T

TO CREDIT AGREEMENT

Form of
Letter of Credit Notice

TO:	Credit Suisse AG, Cayman Islands Branch, as Administrative Agent
RE:

Credit Agreement, dated as of April 1, 2015, by and among Sunrun Inc., a Delaware corporation, AEE Solar, Inc., a California corporation, Sunrun South LLC, a Delaware limited liability company, and Sunrun Installation Services Inc., a Delaware corporation (collectively, the “Borrowers”), the Guarantors, the Lenders, Credit Suisse AG, Cayman Islands Branch, as Administrative Agent, and Silicon Valley Bank, as Collateral Agent (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used and not otherwise defined herein shall have the meaning set forth in the Credit Agreement)

DATE:	[Date]

The undersigned hereby requests (select one):

☐	An issuance of a Letter of Credit for the benefit of _______________, located at __________________.
☐	An increase to the stated amount of the Letter of Credit issued on _________, 20__ , for the benefit of _________________, located at ___________________ (the “Letter of Credit Increase”).[5]

---

1.	On __________________ (the “Credit Extension Date”)
2.	[In the amount of $________________]

[In the amount of $________________, increasing the stated amount of the Letter of Credit described herein to $________________]

3.	With an expiry date of _________, 20__

[5]

  The Lenders’ Applicable Percentages with respect to the Lenders’ risk participation in a Letter of Credit shall be recalculated at the time of any L/C Credit Extension that increases the amount of such Letter of Credit based on the amount of the Letter of Credit as so increased.

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

(a)If the Letter of Credit described herein is to be an Auto-Extension Letter of Credit, the latest expiry date will be __________, 20__

4.	For the purpose of __________________________________________
5.

The [Letter of Credit] [Letter of Credit Increase] requested herein is subject to the most recently delivered Borrowing Base Certificate, dated as of ________, 20__ (the “Current Borrowing Base Certificate”).

6.	The Borrowing Base set forth in the Current Borrowing Base Certificate is $________________.
7.	The NYGB Borrowing Base set forth in the Current Borrowing Base Certificate is $_______________.
8.	The amount of the NYGB Borrowing Base Availability as of the Credit Extension Date is $______________.
9.	The Lenders will be required to purchase their respective participation in the Letter of Credit described herein based on:
☐	Unadjusted Applicable Percentage
☐	Adjusted Applicable Percentage
10.

Below sets forth each Lender’s Applicable Percentage of the Letter of Credit described herein, the amount of the participation in such Letter of Credit corresponding to such Applicable Percentage and the amount of such Lender’s Revolving Exposure, in each case, after giving effect to the [issuance of such Letter of Credit] [Letter of Credit Increase].

Lender	[Unadjusted] [Adjusted] Applicable Percentage	Amount of Participation in Letter of Credit	Revolving Exposure
Credit Suisse AG, Cayman Islands Branch
Morgan Stanley Senior Funding, Inc.
Goldman Sachs Bank USA
KeyBank National Association
Silicon Valley Bank

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Royal Bank of Canada
Comerica Bank
NY Green Bank

The Letter of Credit Application related to the [Letter of Credit] [Letter of Credit Increase] requested herein is attached hereto as Exhibit A.

The [Letter of Credit] [Letter of Credit Increase] requested herein complies with the proviso to the first sentence of Section 2.03(a)(i) and the requirements of Section 2.01(c) of the Credit Agreement.

Each of the Borrowers hereby represents and warrants that the conditions specified in Section 4.02 of the Credit Agreement shall be satisfied on and as of the Credit Extension Date.

Delivery of an executed counterpart of a signature page of this notice by fax transmission or other electronic mail transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this notice.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SUNRUN INC., a Delaware corporation, as Borrower
By:
Name:
Title:

AEE SOLAR, INC., a California corporation, as Borrower
By:
Name:
Title:

SUNRUN SOUTH LLC, a Delaware limited liability company, as Borrower
By:
Name:
Title:

SUNRUN INSTALLATION SERVICES INC., a Delaware corporation, as Borrower
By:
Name:
Title:

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit A

[Letter of Credit Application]

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

ANNEX IV

SCHEDULE 1.01(b)

Commitments and Unadjusted Applicable Percentages

Lender	Commitment	Unadjusted Applicable Percentage
Credit Suisse AG, Cayman Islands Branch	$[***]	[***]%
Morgan Stanley Senior Funding, Inc.	$[***]	[***]%
Goldman Sachs Bank USA	$[***]	[***]%
KeyBank National Association	$[***]	[***]%
Silicon Valley Bank	$[***]	[***]%
NY Green Bank	$[***]	[***]%
Royal Bank of Canada	$[***]	[***]%
Comerica Bank	$[***]	[***]%
Total	$[***]	100.000000000%

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

ANNEX V

SCHEDULE 5.21(d)(i)

Deposit Accounts & Securities Accounts

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

ANNEX VI

SCHEDULE 5.21(g)(ii)

Other Properties

No Mortgaged Properties exist.

Locations of Loan Parties are as follows:

Loan Party	Registered Address	Principal Place of Business
Sunrun Inc.	595 Market Street, 29th Floor, San Francisco, CA 94105	595 Market Street, 29th Floor, San Francisco, CA 94105
AEE Solar, Inc.	595 Market Street, 29th Floor, San Francisco, CA 94105	775 Fiero Lane, Suite 200, San Luis Obispo, CA 93401
Sunrun Installation Services Inc.	595 Market Street, 29th Floor, San Francisco, CA 94105	775 Fiero Lane, Suite 200, San Luis Obispo, CA 93401
Sunrun South LLC	595 Market Street, 29th Floor, San Francisco, CA 94105	775 Fiero Lane, Suite 200, San Luis Obispo, CA 93401
Clean Energy Experts LLC	595 Market Street, 29th Floor, San Francisco, CA 94105	595 Market Street, 29th Floor, San Francisco, CA 94105

Location of personal property Collateral with value in excess of $1,000,000:

Address	Leased or Owned	Lessor Name
1227 Striker Avenue, Suite 200, Sacramento, CA 98534	Leased	AEE Solar, Inc.
1215 Striker Avenue, Suite 120, Sacramento, CA 95834	Leased	AEE Solar, Inc.
8760 Younger Creek Drive, Sacramento, CA 95828	Leased	AEE Solar, Inc.
704 Legionaire Drive, Fredericksburg, PA 17026	Leased	AEE Solar, Inc.
1307 Striker Avenue, Suite 105, Sacramento, CA 98534	Leased	AEE Solar, Inc.
2626 E. Vista Industria, Rancho Dominguez, CA 90221	Leased	AEE Solar, Inc.

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Address	Leased or Owned	Lessor Name
95 Sunbelt Blvd, Columbia, SC 29203	Leased	Sunrun Installation Services Inc.
734 Forest Street, Suite 400, Marlborough, MA, 01752,	Leased	Sunrun Installation Services Inc.
74-577 Honokohau Street, Kailua-Kona, HI 96740	Leased	Sunrun Installation Services Inc.
200 Research Drive, Wilmington, MA	Leased	Sunrun Installation Services Inc.

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

ANNEX VII

Schedule 6.14(d)(i)(D)

Excluded Deposit Accounts

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE A

[Attached]

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[***]

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.